FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 4, 2017 (this “Amendment”), is entered into among Phillips Edison Grocery Center Operating Partnership I, L.P., a Delaware limited partnership (the “Borrower”), Phillips Edison Grocery Center REIT I, Inc., a Maryland corporation (the “Parent Entity”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A.    The Borrower, the Parent Entity, the other guarantors party thereto, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of December 18, 2013 (as amended by that certain First Amendment dated as of March 26, 2014, that certain Second Amendment to Credit Agreement and Waiver dated as of November 17, 2014, that certain Third Amendment dated as of September 15, 2015, that certain Fourth Amendment dated as of March 10, 2017 and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Existing Credit Agreement”).

B.    The Borrower has requested that the Required Lenders agree to make certain amendments to the Credit Agreement.

D.    The Borrower has requested that the Existing Credit Agreement be amended to provide for the matters referred to above and that, as so amended, the Existing Credit Agreement for ease of reference be restated (after giving effect to this Amendment) in the form of Appendix A hereto.

E.    In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.    Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Amended Credit Agreement (as defined below), as the context may require.

2.    Amendment. Effective as of the date hereof (the “Fifth Amendment Effective Date”), (a) the Existing Credit Agreement is hereby amended by this Amendment and for ease of reference restated (after giving effect to this Amendment) in the form of Appendix A hereto (the Existing Credit Agreement, as so amended by this Amendment, being referred to as the “Amended Credit Agreement”) and (b) Schedule 2.01 to the Existing Credit Agreement is hereby amended to read as provided on Schedule 2.01 attached hereto.

3.    Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date hereof when all of the conditions set forth in this Section 3 shall have been satisfied in form and substance satisfactory to the Administrative Agent.

(a)    Execution and Delivery of Agreement. The Administrative Agent shall have received copies of this Amendment duly executed by the Borrower, the Parent Entity, as

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Guarantor, each Lender with a Revolving Commitment, the Required Lenders under the Existing Credit Agreement and the Administrative Agent.

(b)    Joinder Agreement. Receipt by the Administrative Agent of a joinder agreement duly executed by any Person that is providing a portion of the Revolving Loans if such Person is not currently a Lender under the Existing Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent.

(c)    Notes. Receipt by the Administrative Agent of a Note for each Lender requesting a Note.

(d)    Opinions of Counsel. Receipt by the Administrative Agent of customary opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the date hereof, and in form and substance reasonably satisfactory to the Administrative Agent.

(e)    Resolutions, Etc. Receipt by the Administrative Agent of such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party.

(f)    Closing Certificate. Receipt by the Administrative Agent of a duly completed closing certificate setting forth such matters as reasonably requested by the Administrative Agent, signed by a Responsible Officer of the Borrower.

(g)    Fees/Expenses.    The Borrower shall have paid all fees and expenses, if any, owed by the Borrower to the Administrative Agent, its counsel or any Lender.

4.    Ratification of Credit Agreement. Each of the Loan Parties acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents as amended hereby.

5.    Representations and Warranties. Each of the Loan Parties represents and warrants to the Lenders as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally;

(c)    Except to the extent not already obtained, no material consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment;

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(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of such Person’s Organization Documents or (ii) violate, contravene or conflict with any Laws applicable to such Person except, in the case referred to in this clause (ii), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(e)    After giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party set forth in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects (unless already qualified by materiality or Material Adverse Effect, in which case they shall be true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality or Material Adverse Effect, in which case they shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 5, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement; and

(f)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.    Counterparts/Telecopy/PDF. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or .pdf shall be effective as an original.

7.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.    Reference to and Effect on Credit Agreement. Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed. This Amendment shall be considered a Loan Document from and after the date hereof. The Loan Parties intend for the amendments to the Loan Documents set forth herein to evidence an amendment to the terms of the existing indebtedness of the Loan Parties to the Administrative Agent and the Lenders and do not intend for such amendments to constitute a novation in any manner whatsoever.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	PHILLIPS EDISON GROCERY CENTER OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership

By: Phillips Edison Grocery Center OP GP I LLC, a Delaware limited liability company, its General Partner

By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President

PARENT ENTITY: PHILLIPS EDISON GROCERY CENTER REIT I, INC.,
a Maryland corporation

By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President

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ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Gary J. Katunas
Name: Gary J. Katunas
Title: Senior Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Gary J. Katunas
Name: Gary J. Katunas
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Michael P. Szuba
Name: Michael P. Szuba
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Scott S. Solis
Name: Scott S. Solis
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender,

By: /s/ Brian B. Fagan
Name: Brian B. Fagan
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Paul Choi
Name: Paul Choi
Title: Executive Director

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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender,

By: /s/ Barbara Heubner
Name: Barbara Heubner
Title: Vice President

FIFTH THIRD BANK,
as a Lender,

By: /s/ Michael P. Perillo
Name: Michael P. Perillo
Title: Vice President

REGIONS BANK,
as a Lender,

By: /s/ C. Vincent Hughes, Jr,
Name: C. Vincent Hughes, Jr,
Title: Vice President

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender,

By: /s/ Melissa M, Casto
Name: Melissa M, Casto
Title: Senior Vice President

CITIBANK, N.A.,
as a Lender,

By: /s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

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ROYAL BANK OF CANADA,
as a Lender,

By: /s/ Sheena Lee
Name: Sheena Lee
Title: Authorized Signatory

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